UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2024

EVE HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 General Aviation Drive Melbourne, FL	32935
(Address of principal executive offices)	(Zip Code)

(321) 751-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

EVE UAM, LLC (“EVE UAM”), a Delaware limited liability company and wholly owned subsidiary of Eve Holding, Inc., a Delaware corporation (the “Company”), and the Company entered into a credit agreement (the “Credit Agreement”) with Citibank, N.A. (“Citibank”), dated as of October 29, 2024, pursuant to which Citibank agreed, subject to certain conditions set forth in the Credit Agreement, to provide an advance to EVE UAM of an aggregate amount of U.S. $50 million. The advance is to be used for EVE UAM’s payments to its suppliers and/or to finance the prepayment of its costs for the production and sale of electrical vertical take-off and landing (“eVTOL”) aircraft. The Company agreed to guaranty EVE UAM’s obligations under the Credit Agreement.

The advance under the Credit Agreement is subject to an interest rate of 3.90% per annum plus the Reference Rate for the applicable Interest Period (as such terms are defined in the Credit Agreement). One-half of the advance under the Credit Agreement is subject to mandatory repayment on the date that is three years from the closing of the advance and the remainder is subject to mandatory repayment on the date that is four years from the closing of the advance. In addition, the amount of the advance is subject to early mandatory repayment upon the occurrence of a Liquidity Event or Event of Default (as such terms are defined in the Credit Agreement).

The foregoing summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Credit Agreement, dated as of October 29, 2024, by and among Eve Holding, Inc., EVE UAM, LLC and Citibank, N.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.
Date: October 30, 2024	By:	/s/ Simone Galvão de Oliveira
Name:Simone Galvão de Oliveira
Title:General Counsel & Chief Compliance Officer